                                                                   EXHIBIT 99(2)


                   CERTIFICATION PURSUANT TO 18 U.S.C. 1350,
      AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


         In connection with the Quarterly Report on Form 10-Q for the period ended June 30, 2002 (the "Report") of Brantley Capital Corporation (the "Registrant"), as filed with the Securities and Exchange Commission on the date hereof, I, Tab A. Keplinger, the Chief Financial Officer of the Registrant certify, to the best of my knowledge, that:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


                                             /s/ Tab A. Keplinger
                                             -----------------------------
                                             Name: Tab A. Keplinger
                                             Date: August 14, 2002